UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                             reported) June 28, 2007

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                      001-32320                  43-1883836
-----------------------------    ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)



               1954 Innerbelt Business Center Drive               63114
                        St. Louis, Missouri                     ----------
             ------------------------------------------         (Zip Code)
              (Address of Principal Executive Offices)


                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.
--------------------------------------------------------------

On June 28, 2007, Build-A-Bear Workshop, Inc. (the "Company") announced that during the process of analysis and consideration of strategic alternatives, the company will not provide any new earnings guidance, nor will the company update or comment further upon the earnings guidance previously provided.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

The  information  furnished in contained or  incorporated by reference into this
Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report (including Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item.

Item 8.01.      Other Events.
-----------------------------

The press release issued on June 28, 2007 also announced the engagement by the Company of Lehman Brothers to assist it and the Board of Directors in an analysis and consideration of a broad range of potential strategic alternatives to enhance shareholder value. The press release is attached to this Form 8-K as
Exhibit 99.1 and is incorporated by reference herein.

There is no assurance that the process will result in any changes to the Company's current plans. The Company does not expect to disclose further developments regarding the process until the review of strategic alternatives has been completed.

Forward-looking Statements

The statements contained or incorporated by reference in this Form 8-K contain "forward-looking statements" (within the meaning of the federal securities laws) which represent the Company's expectations or beliefs with respect to future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Those factors include, without limitation: we may be unable to generate interest in and demand for our interactive retail experience, or to identify and respond to consumer preferences in a timely fashion; our marketing initiatives may not be effective in generating sufficient levels of brand awareness and guest traffic; we may be unable to generate comparable store sales growth; we may be unable to open new stores or may be unable to effectively manage our growth; we may be unable to effectively manage our international franchises or laws relating to those franchises may change; we may be unable to realize some of the expected benefits of the acquisition of Amsbra and Bear Factory including making these operations profitable; we do not know what the outcome of the strategic alternatives evaluation process discussed above will be; customer traffic may decrease in the shopping malls where we are located, on which we depend to attract guests to our stores; general economic conditions may

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

deteriorate, which could lead to disproportionately reduced consumer demand for our products, which represent relatively discretionary spending; our market share could be adversely affected by a significant, or increased, number of competitors; we may lose key personnel, be unable to hire qualified additional personnel, or experience turnover of our management team; the ability of our principal vendors to deliver merchandise may be disrupted; the availability and costs of our products could be adversely affected by risks associated with international manufacturing and trade; high petroleum products prices could increase our inventory transportation costs and adversely affect our profitability; we may be unable to realize the anticipated benefits from our company-owned distribution center; fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; we may fail to renew, register or otherwise protect our trademarks or other intellectual property; we may have disputes with, or be sued by, third parties for infringement or misappropriation of their proprietary rights; we may be unable to renew or replace our store leases, or enter into leases for new stores on favorable terms or in favorable locations, or may violate the terms of our current leases; we may suffer negative publicity or be sued due to violations of labor laws or unethical practices by manufacturers of our merchandise; and we may improperly obtain or be unable to protect information from our guests in violation of privacy or security laws or expectations. These and other applicable risks, cautionary statements and factors that could cause actual results to differ from the Company's forward-looking statements are included in the Company's filings with the SEC, including as described in the Company's annual report on Form 10-K for the fiscal year ended December 30, 2006. The Company undertakes no obligation to update or revise any forward- looking statements to reflect subsequent events or circumstances even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.


Item 9.01.      Financial Statements and Exhibits.
--------------------------------------------------

(d) Exhibits

Exhibit Number  Description of Exhibit
--------------  ----------------------
    99.1        Press Release dated June 28, 2007


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BUILD-A-BEAR WORKSHOP, INC.



Date: June 28, 2007                     By: /s/ Tina Klocke
                                            ------------------------------------
                                            Name:  Tina Klocke
                                            Title: Chief Financial Bear,
                                                   Secretary and Treasurer


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

                                  EXHIBIT INDEX

Exhibit Number  Description of Exhibit
--------------  ----------------------
    99.1        Press Release dated June 28, 2007


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